UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2024

PVH CORP. /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Madison Avenue,	New York,	New York	10017

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	PVH	New York Stock Exchange
4.125% Senior Notes due 2029	PVH29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2024, the Board of Directors (the “Board”) of PVH Corp. (the “Company”) appointed Kate Gulliver, 42, to the Board, effective immediately. Ms. Gulliver has served as Chief Financial Officer and Chief Administrative Officer of Wayfair Inc. (“Wayfair”) since November 2022 and previously served as Wayfair’s Incoming Chief Financial Officer from May 2022 to November 2022. Prior to that, Ms. Gulliver served as Wayfair’s Chief People Officer from May 2016 to May 2022 where she built up Wayfair’s talent organization. Prior to leading the talent function, Ms. Gulliver managed Wayfair’s Investor Relations team, where she drove all communication and relationship development with outside investors.

The Board determined that Ms. Gulliver qualifies as independent under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission and has appointed her to the Board’s Audit & Risk Management Committee.

The appointment of Ms. Gulliver is in connection with the Board’s on-going refreshment process, as supported by the Nominating, Governance & Management Development Committee.

There is no arrangement or understanding between Ms. Gulliver and any other person pursuant to which she was selected as a director, nor are there any transactions between the Company and Ms. Gulliver or any of her immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on August 5, 2024 announcing Ms. Gulliver’s Board appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer
Executive Vice President, General Counsel and
Secretary
Date: August 5, 2024